UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 26, 2004

FMC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road, Houston, Texas 77067
(Address of principal executive offices) (Zip Code)

281-591-4000
Registrant’s telephone number, including area code

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits: The following exhibit is furnished as part of this report:

99.1	Slides included in FMC Technologies’ presentation at Howard Weil’s 32nd Annual Energy Conference on March 29, 2004.

ITEM 9.    REGULATION FD DISCLOSURE.

Representatives from FMC Technologies, Inc. will make a presentation at Howard Weil’s 32nd Annual Energy Conference in New Orleans, Louisiana, on March 29, 2004. Presenters at this conference will include Joseph H. Netherland, Chairman, President and Chief Executive Officer, and William H. Schumann, III, Senior Vice President, Chief Financial Officer and Treasurer, FMC Technologies, Inc.

Slides containing information to be presented at the conference are attached hereto as an exhibit to this report and are incorporated herein in their entirety by this reference. These slides will also be made available at the Company’s website (www.fmctechnologies.com). This information is being furnished under Item 9 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Technologies, Inc. that the information is material or that investors should consider this information before deciding to buy or sell FMC Technologies, Inc. securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC TECHNOLOGIES, INC.

By:	/S/ WILLIAM H. SCHUMANN, III

William H. Schumann, III Senior Vice President, Chief Financial Officer and Treasurer

Date: March 26, 2004